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Exhibit 1
Form 10-KSB
VideoPlex, Inc.




                  CERTIFICATE OF INCORPORATION
                               OF
                         VIDEOPLEX, INC.

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                  CERTIFICATE OF INCORPORATION
                               OF
                         VIDEOPLEX, INC.

     This is to certify that, there is hereby organized a corporation under and by virtue of N.J.S. 14A:1-1 et seq., the "New Jersey Business Corporation Act."

     1.   The name of the corporation is VIDEOPLEX, INC.

     2. The address (and zip code) of this corporation's initial registered office is

               Raritan Plaza III
               Raritan Center
               Edison, N.J.  08837

     and the name of this corporation initial registered agent at such address is

               Martin S. Horak

     3. The purposes for which this corporation is organized are:

        To engage in any activity within the purposes for which corporations may be organized under the "New Jersey Business Corporation Act." N.J.S. 14A:1-1 et seq.

     4. The aggregate number of shares which the corporation shall have authority to issue is:

          One HUNDRED (100) SHARES OF CAPITAL STOCK, NO PAR VALUE.

     5. The first Board of Directors of this corporation shall consist of ONE Director(s) and the name and address of each person who is to serve as such Director is:

    Name                 Address                    Zip Code
Martin S. Horak          Raritan Plaza III
                         Raritan Center
                         Edison, New Jersey            08837

     6.   The name and address of each incorporator is:

    Name                 Address                    Zip Code
Martin S. Horak          Raritan Plaza III
                         Raritan Center
                         Edison, New Jersey            08837

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     IN WITNESS WHEREOF, each individual incorporator, each being over the age of eighteen years, has signed this Certificate; or if the incorporator be a corporation, has caused this Certificate to be signed by its authorized officers, this 11 day of August, 1983.

                                   /s/ Martin S. Horak

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